EXHIBIT 10.5

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                       CHARLES RIVER LABORATORIES, INC.
                                      and
                   CHARLES RIVER LABORATORIES HOLDINGS, INC.

                                  as Issuers

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                                 $150,000,000
                          150,000 Units Consisting of
                13 1/2% Senior Subordinated Notes due 2009 and
              Warrants to purchase 591,366 shares of Common Stock

                   ----------------------------------------
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                              PURCHASE AGREEMENT

                        DATED AS OF SEPTEMBER 23, 1999

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                         DONALDSON, LUFKIN & JENRETTE
                            SECURITIES CORPORATION







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                                 $150,000,000

                          150,000 Units Consisting of
                13 1/2% Senior Subordinated Notes due 2009 and
              Warrants to purchase 591,366 shares of Common Stock

                              PURCHASE AGREEMENT



                                                             September 23, 1999


DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION
277 Park Avenue
New York, New York 10172

Ladies and Gentlemen:

         Charles River Laboratories, Inc., a Delaware corporation (the "Company"), and Charles River Laboratories Holdings, Inc., a Delaware corporation ("Holdings" and, together with the Company, the "Issuers"), propose to issue and sell to Donaldson, Lufkin & Jenrette Securities Corporation (the "Initial Purchaser") 150,000 units (the "Units"), each consisting of $1,000 in aggregate principal amount of the Company's 13 1/2% Series A Senior Subordinated Notes due 2009 (the "Series A Notes"), together with the Subsidiary Guarantees described below and one warrant (the "Warrants") to purchase 591,366 shares of common stock of Holdings, par value $0.01 per share (the "Common Stock"), subject to the terms and conditions set forth herein. The Series A Notes are to be issued pursuant to the provisions of an indenture (the "Indenture"), to be dated as of the Closing Date (as defined below), among the Company, the Guarantors (as defined below) and State Street Bank and Trust Company, as trustee (the "Trustee"). The Series A Notes and the Series B Notes (as defined below) issuable in exchange therefor are collectively referred to herein as the "Notes." As of the Consummation (as defined), the Notes will be guaranteed (the "Subsidiary Guarantees") by each of the Guarantors (as defined below). The Warrants will be issued pursuant to a warrant agreement (the "Warrant Agreement"), to be dated as of the Closing Date, between Holdings and State Street Bank and Trust Company, as warrant agent (the "Warrant Agent"). Shares of Common Stock of Holdings issuable upon exercise of the Warrants are collectively referred to herein as the "Warrant Shares." The Units, the Notes, the Warrants and the Warrant Shares are collectively referred to herein as the "Securities." Capitalized terms used but not defined herein shall have the meanings given to such terms in the Indenture. This Agreement, the Securities, the Warrant Agreement, the Warrant Registration Rights Agreement (as defined), the Indenture, the Subsidiary Guarantees, the Registration Rights Agreement (as defined) and the Credit Agreement (as defined) are collectively referred to herein as the "Operative Documents."

         The Series A Notes are being issued and sold in connection with the recapitalization (the "Recapitalization") of the Company, pursuant to a Recapitalization Agreement dated as of July 25, 1999 among the Company,

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Holdings, certain subsidiaries of Bausch & Lomb Incorporated (the "Rollover
Shareholders"), CRL Acquisition LLC and DLJ Merchant Banking Partners II, L.P. ("DLJMB"). In connection with the Recapitalization, (i) the Company will enter into a syndicated senior secured loan facility pursuant to a credit agreement to be dated as of the Closing Date with a group of lenders, including DLJ Capital Funding, Inc., as syndication agent (the "Credit Agreement") and (ii) DLJMB and certain of its affiliated funds and entities, the Rollover Shareholders and certain management of the Company will retain or purchase capital stock of Holdings, in each case as described in the Offering Memorandum (as defined below). The Company has also entered into a stock purchase agreement to acquire SBI Holdings, Inc., and its wholly-owned subsidiaries, Sierra Biomedical, Inc. and Sierra Biomedical San Diego, Inc. (collectively, the "Sierra Entities"), which will be consummated on the Closing Date (the "Sierra Acquisition"). Upon the consummation of the Sierra Acquisition (the "Consummation"), the Sierra Entities will execute the Indenture and become guarantors of the Notes issued thereunder (each, a "Guarantor" and collectively, the "Guarantors").

         1. Offering Memorandum. The Units will be offered and sold to the Initial Purchaser pursuant to one or more exemptions from the registration requirements under the Securities Act of 1933, as amended (the "Securities Act"). The Issuers have prepared a preliminary offering memorandum, dated September 7, 1999 (the "Preliminary Offering Memorandum"), and a final offering memorandum, dated September 23, 1999 (the "Offering Memorandum"), relating to the Units.

         Upon original issuance thereof, and until such time as the same is no longer required pursuant to the Indenture and the Warrant Agreement, the Securities (and all securities issued in exchange therefor, in substitution thereof or upon conversion thereof) shall bear the following legend:

         "THIS [NOTE] [SECURITY] (OR ITS PREDECESSOR) [AND THE WARRANT SHARES TO BE ISSUED UPON ITS EXERCISE HAVE] [HAS] NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, UNITED STATES PERSONS, EXCEPT AS SET FORTH IN THE NEXT SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER:

         (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (As defined in Rule 144A under the Securities Act) (A "QIB"), (B) IT HAS ACQUIRED THIS [NOTE] [SECURITY] IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT OR (C) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (As defined in Rule 501(A) (1),
         (2), (3) or (7) of Regulation D under the Securities Act (AN "IAI"),

         (2) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THIS [NOTE] [SECURITY] EXCEPT (A) TO the COMPANY OR ANY OF ITS SUBSIDIARIES, (B) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (C) IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF RULE 903 OR 904 OF REGULATION S OF THE SECURITIES ACT, (D) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (E) TO AN IAI THAT, PRIOR TO SUCH TRANSFER, FURNISHES THE [TRUSTEE] [WARRANT AGENT] A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE TRANSFER OF THIS

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         [NOTE] [SECURITY] (the form of which can be obtained from the
         [Trustee] [warrant agent]) AND, IF SUCH TRANSFER IS IN RESPECT OF AN AGGREGATE PRINCIPAL AMOUNT OF [NOTES] [SECURITIES] LESS THAN $250,000, AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, (F) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY) OR (G) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION, [AND]

         [(3)     AGREES NOT TO ENGAGE IN HEDGING TRANSACTIONS UNLESS IN
         COMPLIANCE WITH THE SECURITIES ACT AND]

         (3) [4] AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS [NOTE] [SECURITY] OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

         AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION" AND "UNITED STATES" HAVE THE MEANINGS GIVEN TO THEM BY RULE 902 OF REGULATION S UNDER THE SECURITIES ACT. THE [INDENTURE] [WARRANT AGREEMENT] CONTAINS A PROVISION REQUIRING THE [TRUSTEE] [WARRANT AGENT] TO REFUSE TO REGISTER ANY TRANSFER OF THIS [NOTE] [SECURITY] IN VIOLATION OF THE FOREGOING."

         2. Agreements to Sell and Purchase. On the basis of the representations, warranties and covenants contained in this Agreement, and subject to the terms and conditions contained herein, the Issuers agree to issue and sell to the Initial Purchaser, and the Initial Purchaser agrees to purchase from the Issuers, all of the Units initially at a purchase price equal to $970.00 per Unit.

         3. Terms of Offering. The Initial Purchaser has advised the Issuer that the Initial Purchaser will make offers (the "Exempt Resales") of the Units purchased hereunder on the terms set forth in the Offering Memorandum, as amended or supplemented, solely to (i) persons whom the Initial Purchaser reasonably believes to be "qualified institutional buyers" as defined in Rule 144A under the Securities Act ("QIBs"), and (ii) persons permitted to purchase the Series A Notes in offshore transactions in reliance upon Regulation S under the Securities Act (each, a "Regulation S Purchaser") (such persons specified in clauses (i) and (ii) being referred to herein as the "Eligible Purchasers"). The Initial Purchaser will offer the Units to Eligible Purchasers initially at a price equal to $970.00 per Unit. Such price may be changed at any time without notice.

         Holders (including subsequent transferees) of the Series A Notes will have the registration rights set forth in the registration rights agreement (the "Registration Rights Agreement"), to be dated the Closing Date, in substantially the form of Exhibit A hereto, for so long as such Series A Notes constitute "Transfer Restricted Securities" (as defined in the Registration Rights Agreement). Pursuant to the Registration Rights Agreement, the Company and the Guarantors will agree to file with the Securities and Exchange Commission (the "Commission") under the circumstances set forth therein, (i) a registration statement under the Securities Act (the "Exchange Offer Registration Statement") relating to the Company's 13 1/2% Series B Senior Subordinated Notes due 2009 (the "Series B Notes"), to be offered in exchange for the Series A Notes (such offer to exchange being referred to as the "Exchange Offer") and the Subsidiary Guarantees


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thereof (the "Series B Guarantees") and (ii) a shelf registration statement pursuant to Rule 415 under the Securities Act (the "Shelf Registration Statement" and, together with the Exchange Offer Registration Statement, the "Registration Statements") relating to the resale by certain holders of the Series A Notes and to use their reasonable best efforts to cause such Registration Statements to be declared and remain effective and usable for the periods specified in the Registration Rights Agreement and to consummate the Exchange Offer.

         Holders (including subsequent transferees) of the Warrants and the Warrant Shares will have the rights set forth in the Warrant Agreement and the warrant registration rights agreement (the "Warrant Registration Rights Agreement"), to be dated the Closing Date. Pursuant to the Warrant Registration Rights Agreement, Holdings will agree to grant to the holders of the Warrant Shares the right to require Holdings to file a shelf registration statement (the "Warrant Registration Statement") covering resales of the Warrants and Warrant Shares and the exercise of the Warrants purchased pursuant to such Warrant Registration Statement and to use its reasonable best efforts to make such Warrant Registration Statement effective.

         4.    Delivery and Payment.

         (a) Delivery of, and payment of the Purchase Price for, the Units shall be made at the offices of Davis Polk & Wardwell or such other location as may be mutually acceptable. Such delivery and payment shall be made at 9:00 a.m. New York City time, on September 29, 1999, or at such other time on the same date or such other date as shall be agreed upon by the Initial Purchaser and the Issuers in writing. The time and date of such delivery and the payment for the Units are herein called the "Closing Date."

         (b) One or more of the Units in definitive global form, registered in the name of Cede & Co., as nominee of The Depository Trust Company ("DTC"), having an aggregate principal amount corresponding to the aggregate principal amount of the Units sold pursuant to Exempt Resales (collectively, the "Global Unit"), shall be delivered by the Issuers to the Initial Purchaser (or as the Initial Purchaser directs) in each case with any transfer taxes thereon duly paid by the Issuers against payment by the Initial Purchaser of the Purchase Price thereof by wire transfer in immediately available funds to the order of the Issuers. The Global Units shall be made available to the Initial Purchaser for inspection not later than 9:30 a.m., New York City time, on the business day immediately preceding the Closing Date.

         5. Agreements of the Issuers and the Guarantors. As of the date hereof, the Issuers, and as of the Consummation, the Guarantors, hereby agree with the Initial Purchaser as follows:

(a) To advise the Initial Purchaser promptly and, if requested by the Initial Purchaser, confirm such advice in writing, (i) of the issuance by any state securities commission of any stop order suspending the qualification or exemption from qualification of any Securities for offering or sale in any jurisdiction designated by the Initial Purchaser pursuant to Section 5(e) hereof, or the initiation of any proceeding by any state securities commission or any other federal or state regulatory authority for such purpose, and (ii) of the happening of any event during the period referred to in Section 5(c) below that makes any statement of a material fact made in the Preliminary Offering Memorandum or the Offering Memorandum untrue or that requires any additions to or changes in the Preliminary Offering Memorandum or the Offering Memorandum in order to make the statements therein not misleading. The Issuers and the Guarantors shall use their reasonable best efforts to prevent the issuance of any stop order or order suspending the qualification or exemption of any of the Securities under any state securities or Blue Sky laws, and, if at any time any state securities commission or other federal or state regulatory authority shall issue an order suspending the qualification or exemption of any Securities under any state securities or Blue Sky laws, the Issuers and the Guarantors shall use their reasonable best efforts to obtain the withdrawal or lifting of such


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order at the earliest possible time; provided, however, that the Issuers and the Guarantors shall not be required in connection therewith to qualify as a foreign entity in any jurisdiction in which it is not now so qualified or to take any action that would subject it to general consent to service of process or taxation, other than as to matters and transactions relating to the Preliminary Offering Memorandum, the Offering Memorandum or Exempt Resales, in any jurisdiction in which it is not now so subject.

         (b) To furnish the Initial Purchaser and those persons identified by the Initial Purchaser to the Issuers as many copies of the Preliminary Offering Memorandum and the Offering Memorandum, and any amendments or supplements thereto, as the Initial Purchaser may reasonably request for the time period specified in Section 5(c). Subject to the Initial Purchaser's compliance with its representations and warranties and agreements set forth in
Section 7 hereof, the Issuers and the Guarantors consent to the use of the Preliminary Offering Memorandum and the Offering Memorandum, and any amendments and supplements thereto required pursuant hereto, by the Initial Purchaser in connection with Exempt Resales.

         (c) During such period as, in the opinion of counsel for the Initial Purchaser, an Offering Memorandum is required by law to be delivered in connection with Exempt Resales by the Initial Purchaser and in connection with market-making activities of the Initial Purchaser for so long as any Units are outstanding, (i) not to make any amendment or supplement to the Offering Memorandum of which the Initial Purchaser shall not previously have been advised or to which the Initial Purchaser shall reasonably object after being so advised and (ii) to prepare promptly, upon the Initial Purchaser's reasonable request, any amendment or supplement to the Offering Memorandum which may be necessary or advisable in connection with such Exempt Resales or such market-making activities.

         (d) If, during the period referred to in Section 5(c) above, any event shall occur or condition shall exist as a result of which, in the opinion of counsel to the Initial Purchaser, it becomes necessary to amend or supplement the Offering Memorandum in order to make the statements therein, in the light of the circumstances when such Offering Memorandum is delivered to an Eligible Purchaser, not misleading, or if, in the opinion of counsel to the Initial Purchaser, it is necessary to amend or supplement the Offering Memorandum to comply with any applicable law, forthwith to prepare an appropriate amendment or supplement to such Offering Memorandum so that the statements therein, as so amended or supplemented, will not, in the light of the circumstances when it is so delivered, be misleading, or so that such Offering Memorandum will comply with applicable law, and to furnish to the Initial Purchaser and such other persons as the Initial Purchaser may designate such number of copies thereof as the Initial Purchaser may reasonably request.

         (e) Prior to the sale of all Units pursuant to Exempt Resales as contemplated hereby, to cooperate with the Initial Purchaser and counsel to the Initial Purchaser in connection with the registration or qualification of the Units for offer and sale to the Initial Purchaser and pursuant to Exempt Resales under the securities or Blue Sky laws of such jurisdictions as the Initial Purchaser may request and to continue such registration or qualification in effect so long as required for Exempt Resales and to file such consents to service of process or other documents as may be necessary in order to effect such registration or qualification; provided, however, that neither of the Issuers nor any Guarantor shall be required in connection therewith to qualify as a foreign entity in any jurisdiction in which it is not now so qualified or to take any action that would subject it to general consent to service of process or taxation, other than as to matters and transactions relating to the Preliminary Offering Memorandum, the Offering Memorandum or Exempt Resales, in any jurisdiction in which it is not now so subject.

         (f) So long as the Securities are outstanding and the Indenture so requires, (i) to mail and make generally available as soon as practicable after the end of each fiscal year to the record holders of the Series


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A Notes a financial report of the Issuers and their subsidiaries on a consolidated basis all such financial reports to include a consolidated balance sheet, a consolidated statement of operations, a consolidated statement of cash flows and a consolidated statement of shareholders' equity as of the end of and for such fiscal year, together with comparable information as of the end of and for the preceding year, certified by the Issuers' independent public accountants and (ii) to mail and make generally available as soon as practicable after the end of each quarterly period (except for the last quarterly period of each fiscal year) to such holders, a consolidated balance sheet, a consolidated statement of operations and a consolidated statement of cash flows as of the end of and for such period, and for the period from the beginning of such year to the close of such quarterly period, together with comparable information for the corresponding periods of the preceding year.

         (g) So long as the Securities are outstanding, to furnish to the Initial Purchaser as soon as available copies of all reports or other communications furnished by the Issuers and the Guarantors to their security holders or furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Issuers and the Guarantors is listed and such other publicly available information concerning the Issuers and/or their subsidiaries as the Initial Purchaser may reasonably request.

         (h) So long as any of the Securities remain outstanding and during any period in which the Issuers and the Guarantors are not subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to make available to any holder of Securities in connection with any sale thereof and any prospective purchaser of such Securities from such holder, the information ("Rule 144A Information") required by Rule 144A(d)(4) under the Securities Act.

         (i) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all expenses incident to the performance of the obligations of the Issuers and the Guarantors under this Agreement, including: (i) the fees, disbursements and expenses of counsel to the Issuers and the Guarantors and accountants of the Issuers and the Guarantors in connection with the sale and delivery of the Units to the Initial Purchaser and pursuant to Exempt Resales, and all other fees and expenses in connection with the preparation, printing, filing and distribution of the Preliminary Offering Memorandum, the Offering Memorandum and all amendments and supplements to any of the foregoing (including financial statements), including the mailing and delivering of copies thereof to the Initial Purchaser and persons designated by them in the quantities specified herein, (ii) all costs and expenses related to the transfer and delivery of the Units to the Initial Purchaser and pursuant to Exempt Resales, including any transfer or other taxes payable thereon, (iii) all costs of printing or producing this Agreement, the other Operative Documents and any other agreements or documents in connection with the offering, purchase, sale or delivery of the Units, (iv) all expenses in connection with the registration or qualification of the Units and the Subsidiary Guarantees for offer and sale under the securities or Blue Sky laws of the several states and all costs of printing or producing any preliminary and supplemental Blue Sky memoranda in connection therewith (including the filing fees and fees and disbursements of counsel for the Initial Purchaser in connection with such registration or qualification and memoranda relating thereto), (v) the cost of printing certificates representing the Units and the Subsidiary Guarantees,
(vi) all expenses and listing fees in connection with the application for quotation of the Units in the National Association of Securities Dealers, Inc. ("NASD") Automated Quotation System - PORTAL ("PORTAL"), (vii) the fees and expenses of the Trustee and the Trustee's counsel in connection with the Indenture, the Notes and the Subsidiary Guarantees, (viii) the fees and expenses of the Warrant Agent and the Warrant Agent's counsel in connection with the Warrant Agreement, (ix) the costs and charges of any transfer agent, registrar and/or depositary (including the DTC), (x) any fees charged by rating agencies for the rating of the Notes, (xi) all costs and expenses of the Exchange Offer and any Registration Statement, as set forth in the


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Registration Rights Agreement, (xii) all costs and expenses of the Warrant
Registration Statement, as set forth in the Warrant Registration Rights Agreement, and (xiii) all other costs and expenses incident to the performance of the obligations of the Issuers and the Guarantors hereunder for which provision is not otherwise made in this Section.

         The Sierra Entities shall not be responsible for any fees and expenses described in this paragraph unless and until the Sierra Acquisition is Consummated.

         (j) To use its reasonable best efforts to effect the inclusion of the Securities in PORTAL and to maintain the listing of the Securities on PORTAL for so long as the Securities are outstanding.

         (k) To obtain the approval of DTC for "book-entry" transfer of the Securities, and to comply with all agreements set forth in the representation letters of the Issuers and the Guarantors to DTC relating to the approval of the Securities by DTC for "book-entry" transfer.

         (l) During the period beginning on the date hereof and continuing to and including the Closing Date, not to offer, sell, contract to sell or otherwise transfer or dispose of any debt securities of the Issuers or any Guarantor or any warrants, rights or options to purchase or otherwise acquire debt securities of the Issuers or any Guarantor substantially similar to the Securities and the Subsidiary Guarantees (other than (i) the Securities and the Subsidiary Guarantees or (ii) commercial paper issued in the ordinary course of business), without the prior written consent of the Initial Purchaser.

         (m) Not to sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities Act) that would be integrated with the sale of the Units to the Initial Purchaser or pursuant to Exempt Resales in a manner that would require the registration of any such sale of the Units under the Securities Act.

         (n) Not to voluntarily claim, and to actively resist any attempts to claim, the benefit of any usury laws against the holders of any Securities.

         (o) To cause the Exchange Offer to be made in the appropriate form to permit Series B Notes and guarantees thereof by the Guarantors registered pursuant to the Securities Act to be offered in exchange for the Series A Notes, subject to the limitations contemplated by the Registration Rights Agreement, and to comply with all applicable federal and state securities laws in connection with the Exchange Offer.
         (p) To cause the Warrant Registration Statement to be made on the appropriate form and to comply with all applicable federal and state securities laws in connection therewith.

         (q) To comply with all of its agreements set forth in the Registration Rights Agreement.

         (r) To comply with all of its agreements set forth in the Warrant Agreement.

         (s) To use its reasonable best efforts to do and perform all things required or necessary to be done and performed under this Agreement by it prior to the Closing Date and to satisfy all conditions precedent to the delivery of the Units and the Subsidiary Guarantees.

         (t) For so long as any of the Securities and the Subsidiary Guarantees are outstanding and if, in the reasonable judgment of the Initial Purchaser or its counsel, the Initial Purchaser or any of its affiliates (as defined in the rules and regulations under the Securities Act) is required to deliver a prospectus (any such prospectus, a "Market Making Prospectus") in connection with sales of the Units, to (i) provide the Initial Purchaser and its affiliates, without charge, as many copies of the Market Making Prospectus as they may


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reasonably request, (ii) periodically amend the Registration
Statement or the Warrant Registration Statement so that the information contained therein complies with the requirements of Section 10(a) of the Securities Act, (iii) amend the Registration Statement, the Warrant Registration Statement or amend or supplement the Market Making Prospectus when necessary to reflect any material changes in the information provided therein and promptly file such amendment or supplement with the Commission,
(iv) provide the Initial Purchaser and its affiliates with copies of each amendment or supplement so filed and such other documents, including opinions of counsel and "comfort" letters, as they may reasonably request and (v) indemnify the Initial Purchaser and its affiliates with respect to the Market Making Prospectus and, if applicable, contribute to any amount paid or payable by the Initial Purchaser and its affiliates in a manner substantially identical to that specified in Section 8 hereof (with appropriate modifications). The Issuers consent to the use, subject to the provisions of the Securities Act and the state securities or Blue Sky laws of the jurisdictions in which the Units are offered by the Initial Purchaser, of each Market Making Prospectus.

         6. Representations, Warranties and Agreements of the Issuers. As of the date hereof, the Issuers, and as of the Consummation, the Guarantors, represent and warrant to, and agree with, the Initial Purchaser that:

         (a) The Preliminary Offering Memorandum and the Offering Memorandum do not, and any supplement or amendment to them will not, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties contained in this paragraph (a) shall not apply to statements in or omissions from the Preliminary Offering Memorandum or the Offering Memorandum (or any supplement or amendment thereto) based upon information relating to the Initial Purchaser furnished to the Issuers in writing by the Initial Purchaser expressly for use therein. No stop order preventing the use of the Preliminary Offering Memorandum or the Offering Memorandum, or any amendment or supplement thereto, or any order asserting that any of the transactions contemplated by this Agreement are subject to the registration requirements of the Securities Act, has been issued.

         (b) Each of the Issuers and their subsidiaries has been duly organized, is validly existing and in good standing under the laws of its jurisdiction of organization and has the requisite power and authority to carry on its business as described in the Preliminary Offering Memorandum and the Offering Memorandum and to own, lease and operate its properties, and each is duly qualified and is in good standing as a foreign entity authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not (i) have a material adverse effect on the business, prospects, financial condition or results of operations of the Issuers and their subsidiaries, taken as a whole or (ii) in any manner draw into question the validity of any of the Operative Documents (the events referred to in clauses (i) and (ii), each a "Material Adverse Effect").

         (c) All equity interests of the Issuers have been duly authorized and validly issued and are fully paid, non-assessable and not subject to any preemptive or similar rights.

         (d) The entities listed on Schedule B hereto are the only subsidiaries, direct or indirect, of the Issuers. Except as otherwise set forth in the Offering Memorandum, all of the outstanding equity interests of each of the Issuers' subsidiaries have been duly authorized and validly issued and are fully paid and non-assessable, as applicable, and are owned by the Issuers, directly or indirectly through one or more subsidiaries, free and clear of any security interest, claim, lien, encumbrance or adverse interest of any nature (each, a "Lien")


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         (e) This Agreement has been duly authorized, executed and delivered by the Issuers and each of the Guarantors.

         (f) The Indenture has been duly authorized by the Company and each of the Guarantors, and on the Closing Date, will have been validly executed and delivered by the Company and each of the Guarantors. When the Indenture has been duly executed and delivered by the Company and each of the Guarantors, the Indenture will be a valid and binding agreement of the Company and each of the Guarantors, enforceable against the Company and each of the Guarantors in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability. On the Closing Date, the Indenture will conform in all material respects to the requirements of the Trust Indenture Act of 1939, as amended (the "TIA" or "Trust Indenture Act"), and the rules and regulations of the Commission applicable to an indenture which is qualified thereunder.

         (g) Each of the Issuers has duly and validly authorized the issuance of the Notes and the Warrants as a Unit. On the Closing Date, the Units will conform as to legal matters to the description thereof contained in the Offering Memorandum.

         (h) The Series A Notes have been duly authorized and, on the Closing Date, will have been validly executed and delivered by the Company. When the Series A Notes have been issued, executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchaser in accordance with the terms of this Agreement, the Series A Notes will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability. On the Closing Date, the Series A Notes will conform as to legal matters to the description thereof contained in the Offering Memorandum.

         (i) On the Closing Date, the Series B Notes will have been duly authorized by the Company. When the Series B Notes are issued, executed and authenticated in accordance with the terms of the Exchange Offer and the Indenture, the Series B Notes will be entitled to the benefits of the Indenture and will be the valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

         (j) The Warrants have been duly authorized by Holdings and, on the Closing Date, will have been validly delivered by Holdings. When the Warrants are issued, the Warrants will be valid and binding obligations of Holdings, enforceable against Holdings in accordance with their terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) the rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability. On the Closing Date, the Warrants will conform as to legal matters to the description thereof in the Offering Memorandum.

         (k) The Warrant Shares have been duly and validly authorized for issuance by Holdings, and when issued pursuant to the terms of the Warrants and the Warrant Agreement will be fully paid and nonassessable and will not be subject to any preemptive or similar rights. On the Closing Date, the Warrant Shares will conform as to legal matters to the description thereof contained in the Offering Memorandum.

         (l) The Subsidiary Guarantee to be endorsed on the Series A Notes by each Guarantor has been duly authorized by such Guarantor and, on the Closing Date, will have been duly executed and delivered by each such Guarantor. When the Series A Notes have been issued, executed and authenticated in accordance with the Indenture and delivered to and paid for by the Initial Purchaser in accordance with the terms of this Agreement, the Subsidiary Guarantee of each Guarantor endorsed thereon will be entitled to the benefits of the Indenture and will be the valid and binding obligation of such Guarantor, enforceable against such Guarantor in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability. On the Closing Date, the Subsidiary Guarantees to be endorsed on the Series A Notes will conform as to legal matters to the description thereof contained in the Offering Memorandum.

         (m) The Subsidiary Guarantee to be endorsed on the Series B Notes by each Guarantor has been duly authorized by such Guarantor and, when issued, will have been duly executed and delivered by each such Guarantor. When the Series B Notes have been issued, executed and authenticated in accordance with the terms of the Exchange Offer and the Indenture, the Subsidiary Guarantee of each Guarantor endorsed thereon will be entitled to the benefits of the Indenture and will be the valid and binding obligation of such Guarantor, enforceable against such Guarantor in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor's rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability. When the Series B Notes are issued, authenticated, and delivered, the Subsidiary Guarantees to be endorsed on the Series B Notes will conform as to legal matters to the description thereof in the Offering Memorandum.

         (n) The Registration Rights Agreement has been duly authorized by the Company and each of the Guarantors and, on the Closing Date, will have been duly executed and delivered by the Company and each of the Guarantors. When the Registration Rights Agreement has been duly executed and delivered by the Company and each of the Guarantors, the Registration Rights Agreement will be a valid and binding agreement of the Company and each of the Guarantors, enforceable against the Company and each of the Guarantors in accordance with its terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally,
(ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability and (iii) rights to indemnity and contribution thereunder may be limited by applicable law. On the Closing Date, the Registration Rights Agreement will conform as to legal matters to the description thereof in the Offering Memorandum.

         (o) The Warrant Agreement has been duly and validly authorized by Holdings and, when duly executed and delivered by Holdings, will be a valid and binding agreement of Holdings, enforceable against it in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally,
(ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability and (iii) rights to indemnity and contribution thereunder may be limited by applicable law. On the Closing Date, the Warrant Agreement will conform as to legal matters to the description thereof in the Offering Memorandum.

         (p) The Warrant Registration Rights Agreement has been duly and validly authorized by Holdings and, when duly executed and delivered by Holdings, will be a valid and binding agreement of

Holdings, enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally, (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability and (iii) rights to indemnity and contribution thereunder may be limited by applicable law. On the Closing Date, the Warrant Registration Rights Agreement will conform as to legal matters to the description thereof in the Offering Memorandum.

         (q) The indebtedness represented by the Units is being incurred for proper purposes and in good faith. On the Closing Date (after giving effect to the application of the proceeds from the issuance of the Units), (a) the fair value and present fair saleable value of the Issuers' assets exceeds and would exceed its stated liabilities and identified contingent liabilities, (b) the Issuers should be able to pay its debts as they become absolute and matured and (c) the capital the Issuers is not and would not be unreasonably small for the business in which it is engaged.

         (r) Neither of the Issuers nor any of their subsidiaries is in violation of its respective organizational documents or in default in the performance of any obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, lease or other agreement or instrument to which the Issuers or any of their subsidiaries is a party or by which the Issuers or any of their subsidiaries or their respective property is bound, except for such defaults which, singly or in the aggregate, would not have a Material Adverse Effect.

         (s) The execution, delivery and performance of this Agreement and the other Operative Documents by the Issuers and each of the Guarantors (as applicable), compliance by the Issuers and each of the Guarantors (as applicable) with all provisions hereof and thereof and the consummation of the transactions contemplated hereby and thereby will not (i) require any consent, approval, authorization or other order of, or qualification with, any court or governmental body or agency (except such as may be required under federal securities or Blue Sky laws of the various states or have been or will be obtained prior to the Closing Date), (ii) conflict with or constitute a breach of any of the terms or provisions of, or a default under, (A) the charter or by-laws of the Issuers or any of their subsidiaries or (B) any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to the Issuers and their subsidiaries, taken as a whole, to which the Issuers or any of their subsidiaries is a party or by which the Issuers or any of their subsidiaries or their respective property is bound, (iii) violate or conflict with any applicable law or any rule, regulation, judgment, order or decree of any court or any governmental body or agency having jurisdiction over the Issuers, any of their subsidiaries or their respective property, (iv) result in the imposition or creation of (or the obligation to create or impose) a Lien under, any agreement or instrument to which the Issuers or any of their subsidiaries is a party or by which the Issuers or any of their subsidiaries or their respective property is bound (other than the Liens to be created under the Credit Agreement as set forth in the Offering Memorandum), or (v) result in the termination, suspension or revocation of any Authorization (as defined below) of the Issuers or any of their subsidiaries or result in any other impairment of the rights of the holder of any such Authorization, except (1) insofar as there is required any consent, approval, authorization, filing, notification or other action that both (x) is described in Section 3.4 of the Recapitalization Agreement or listed in Schedule 3.4 of the Disclosure Schedule (as defined in the Recapitalization Agreement) and (y) either has been or prior to the Closing Date will be obtained or made or (2) in the case of clauses (i), (ii)(B), (iv) and (v), as would not, singly or in the aggregate, have a Material Adverse Effect.

         (t) No action has been taken and no law, statute, rule or regulation or order has been enacted, adopted or issued by any governmental agency or body which prevents the execution, delivery and performance of any of this Agreement, the Indenture, the Units, the Subsidiary Guarantees or any of the other Operative Documents or the issuance of the Units, or suspends the sale of the Units in any jurisdiction referred to in Section 5(e) and no injunction, restraining order or other order or relief of any nature by a federal or state court or other tribunal of competent jurisdiction has been issued with respect to the Issuers which would prevent or suspend the issuance or sale of the Units in any jurisdiction referred to in Section 5(e).

         (u) Except as disclosed in the Offering Memorandum, there are no legal or governmental proceedings pending or threatened to which the Issuers or any of their subsidiaries is or could be a party or to which any of their respective property is or could be subject, which would reasonably be expected to result, singly or in the aggregate, in a Material Adverse Effect.

         (v) Except as disclosed in the Offering Memorandum, neither of the Issuers nor any of their subsidiaries has violated any foreign, federal, state or local law or regulation relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), any provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or any provisions of the Foreign Corrupt Practices Act or the rules and regulations promulgated thereunder, except for such violations which, singly or in the aggregate, would not have a Material Adverse Effect.

         (w) Except as otherwise set forth in the Offering Memorandum, there are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any Authorization, any related constraints on operating activities and any potential liabilities to third parties) which would, singly or in the aggregate, have a Material Adverse Effect.

         (x) Each of the Issuers and their subsidiaries has such permits, licenses, consents, exemptions, franchises, authorizations and other approvals (each, an "Authorization") of, and has made all filings with and notices to, all governmental or regulatory authorities and self-regulatory organizations and all courts and other tribunals, including without limitation, under any applicable Environmental Laws, as are necessary to own, lease, license and operate its respective properties and to conduct its business, except where the failure to have any such Authorization or to make any such filing or notice would not, singly or in the aggregate, have a Material Adverse Effect. Except as disclosed in the Offering Memorandum, each such Authorization is valid and in full force and effect and each of the Issuers and their subsidiaries is in compliance with all the terms and conditions thereof and with the rules and regulations of the authorities and governing bodies having jurisdiction with respect thereto; and no event has occurred (including, without limitation, the receipt of any notice from any authority or governing body) which allows or, after notice or lapse of time or both, would allow, revocation, suspension or termination of any such Authorization or results or, after notice or lapse of time or both, would result in any other impairment of the rights of the holder of any such Authorization; and such Authorizations contain no restrictions that are burdensome to the Issuers or any of their subsidiaries; except, in each case, where such failure to be valid and in full force and effect or to be in compliance, the occurrence of any such event or the presence of any such restriction would not, singly or in the aggregate, have a Material Adverse Effect.

         (y) The accountants, PricewaterhouseCoopers LLP, that have certified the financial statements included in the Preliminary Offering Memorandum and the Offering Memorandum are independent public accountants with respect to the Issuers as required by the Securities Act and the Exchange Act.

         (z) The historical financial statements, together with related notes forming part of the Offering Memorandum (and any amendment or supplement thereto), present fairly the consolidated financial position, results of operations and changes in financial position of the Issuers and their subsidiaries on the basis stated in the Offering Memorandum at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; and the other financial and statistical information and data set forth in the Offering Memorandum (and any amendment or supplement thereto) are, in all material respects, accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Issuers.

         (aa) Each of the Issuers has complied with all provisions of Section 517.075, Florida Statutes (Chapter 92-198, Laws of Florida).

         (bb) The pro forma financial statements included in the Preliminary Offering Memorandum and the Offering Memorandum have been prepared on a basis consistent with the historical financial statements of the Issuers and their subsidiaries and give effect to assumptions used in the preparation thereof on a reasonable basis and in good faith and present fairly the historical and proposed transactions contemplated by the Preliminary Offering Memorandum and the Offering Memorandum; and such pro forma financial statements comply as to form in all material respects with the requirements applicable to pro forma financial statements included in registration statements on Form S-1 under the Securities Act. The other pro forma financial and statistical information and data included in the Offering Memorandum are, in all material respects, accurately presented and prepared on a basis consistent with the pro forma financial statements.

         (cc) The Issuers are not, and after giving effect to the offering and sale of the Units and the application of the net proceeds thereof as described in the Offering Memorandum, will not be, an "investment company," as such term is defined in the Investment Company Act of 1940, as amended.

         (dd) Except as otherwise disclosed in the Offering Memorandum, there are no contracts, agreements or understandings that will remain in effect after the issuance of the Securities between the Issuers and any person granting such person the right to require the Issuers to file a registration statement under the Securities Act with respect to any securities of the Issuers or to require the Issuers to include such securities with the Securities registered pursuant to any Registration Statement or the Warrant Registration Statement.

         (ee) Neither of the Issuers nor any of their subsidiaries nor any agent thereof acting on the behalf of them has taken, and none of them will take, any action that might cause this Agreement or the issuance or sale of the Units to violate Regulation T (12 C.F.R. Part 220), Regulation U (12 C.F.R. Part 221) or Regulation X (12 C.F.R. Part 224) of the Board of Governors of the Federal Reserve System.

         (ff) No "nationally recognized statistical rating organization" (as such term is defined for purposes of Rule 436(g)(2) under the Securities Act)
(i) has imposed (or has informed the Issuers that it is considering imposing) any condition (financial or otherwise) on any Issuer's retaining any rating assigned to the Issuers or any securities of any Issuer or (ii) has indicated to any Issuer that it is considering (A) the downgrading, suspension, or withdrawal of, or any review for a possible change that does not indicate the direction of the possible change in, any rating so assigned or (B) any change in the outlook for any rating of any Issuer or any securities of any Issuer.

         (gg) Since the respective dates as of which information is given in the Offering Memorandum other than as set forth in the Offering Memorandum (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), (i) there has not occurred any material adverse change or any development involving a prospective material adverse change in the condition, financial or otherwise, or the earnings, business, management or operations of the Issuers and their subsidiaries, taken as a whole, (ii) there has not been any material adverse change or any development involving a prospective material adverse change in the capital stock or in the long-term debt of the Issuers or any of their subsidiaries and (iii) neither of the Issuers nor any of their subsidiaries has incurred any material liability or obligation, direct or contingent.

         (hh) Except as set forth in the Offering Memorandum under "SEC Review," and except with respect to any financial statements of the Guarantors and Holdings, each of the Preliminary Offering Memorandum and the Offering Memorandum, as of its date, contains all the information specified in, and meeting the requirements of, Rule 144A(d)(4) under the Securities Act.

         (ii) When the Securities and the Subsidiary Guarantees are issued and delivered pursuant to this Agreement, neither the Securities nor the Subsidiary Guarantees will be of the same class (within the meaning of Rule 144A under the Securities Act) as any security of any Issuer or the Guarantors that is listed on a national securities exchange registered under Section 6 of the Exchange Act or that is quoted in a United States automated inter-dealer quotation system.

         (jj) No form of general solicitation or general advertising (as defined in Regulation D under the Securities Act) was used by any Issuer or Guarantor or any of their respective representatives (other than the Initial Purchaser, as to whom the Issuers and the Guarantors make no representation) in connection with the offer and sale of the Units contemplated hereby, including, but not limited to, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. No securities of the same class as the Units have been issued and sold by any Issuer within the six-month period immediately prior to the date hereof.

         (kk) Prior to the effectiveness of any Registration Statement, the Indenture is not required to be qualified under the TIA.

         (ll) Neither of the Issuers, the Guarantors, nor any of their respective affiliates or any person acting on their behalf (other than the Initial Purchaser, as to whom the Issuers and the Guarantors make no representation) has engaged or will engage in any directed selling efforts within the meaning of Regulation S under the Securities Act ("Regulation S") with respect to the Units.

         (mm) The Units offered and sold in reliance on Regulation S have been and will be offered and sold only in offshore transactions assuming the accuracy of the Initial Purchaser's representations and warranties and agreements set forth in Section 7 hereof.

         (nn) The sale of the Units pursuant to Regulation S is not part of a plan or scheme to evade the registration provisions of the Securities Act.

         (oo) No registration under the Securities Act of the Units or the Subsidiary Guarantees is required for the sale of the Units and the Subsidiary Guarantees to the Initial Purchaser as contemplated hereby or for the Exempt Resales assuming the accuracy of the Initial Purchaser's representations and warranties and agreements set forth in Section 7 hereof.

         (pp) There is no (i) material unfair labor practice complaint, grievance or arbitration proceeding pending or threatened against the Issuers before the National Labor Relations Board or any state or local labor relations board or (ii) strike, labor dispute, slowdown or stoppage pending or threatened against the

Issuers, except for such actions specified in clause (i) or (ii) above, which, singly or in the aggregate, would not have a Material Adverse Effect. To the best of the Issuers' knowledge, no collective bargaining organizing activities are taking place with respect to the Issuers, which, singly or in the aggregate, would have a Material Adverse Effect.

         (qq) The Issuers maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

         (rr) Except as otherwise set forth in the Offering Memorandum, the Issuers and their subsidiaries own or possess, or can acquire on reasonable terms, all patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names ("intellectual property") currently employed by them in connection with the business now operated by them, except where the failure to own or possess or otherwise be able to acquire such intellectual property would not, singly or in the aggregate, have a Material Adverse Effect; and, to the best of the Issuers' knowledge, neither of the Issuers nor any of their subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any of such intellectual property which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect.

         (ss) Each certificate signed by any officer of any Issuer and delivered to the Initial Purchaser or counsel for the Initial Purchaser shall be deemed to be a representation and warranty by such Issuer to the Initial Purchaser as to the matters covered thereby.

         (tt) The agreements listed on Exhibit C hereto are all the agreements that are material to the conduct of the business of the Issuers and their subsidiaries, taken as a whole.

         The Issuers acknowledge that the Initial Purchaser and, for purposes of the opinions to be delivered to the Initial Purchaser pursuant to Section 9 hereof, counsel to the Issuers and counsel to the Initial Purchaser will rely upon the accuracy and truth of the foregoing representations and hereby consent to such reliance.

         7. Initial Purchaser's Representations and Warranties. The Initial Purchaser represents and warrants to the Issuers, that:

         (a) The Initial Purchaser is either a QIB or an institutional "accredited investor" (as such term is defined in rule 501(a)(1), (2), (3) or (7) under the Securities Act, an "Accredited Institution") in either case, with such knowledge and experience in financial and business matters as is necessary in order to evaluate the merits and risks of an investment in the Units.

         (b) The Initial Purchaser (A) is not acquiring the Units with a view to any distribution thereof or with any present intention of offering or selling any of the Units in a transaction that would violate the Securities Act or the securities laws of any state of the United States or any other applicable jurisdiction and (B) will be reoffering and reselling the Units only (x) to QIBs in reliance on the exemption from the registration requirements of the Securities Act provided by Rule 144A and (y) in offshore transactions in reliance upon Regulation S under the Securities Act.

         (c) The Initial Purchaser agrees that no form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) has been or will be used by the Initial Purchaser or any of its representatives in connection with the offer and sale of the Securities pursuant hereto, including, but not limited to, articles, notices or other communications published in any newspaper, magazine or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

         (d) The Initial Purchaser agrees that, in connection with Exempt Resales, the Initial Purchaser will solicit offers to buy the Units only from, and will offer to sell the Units only to, Eligible Purchasers. The Initial Purchaser further agrees that it will offer to sell the Units only to, and will solicit offers to buy the Units only from (A) Eligible Purchasers that the Initial Purchaser reasonably believes are QIBs and (B) Regulation S Purchasers, in each case, that agree that (x) the Securities purchased by them may be resold, pledged or otherwise transferred within the time period referred to under Rule 144(k) (taking into account the provisions of Rule 144(d) under the Securities Act, if applicable) under the Securities Act, as in effect on the date of the transfer of such Units, only (I) to the Issuers or any of their subsidiaries, (II) to a person whom the seller reasonably believes is a QIB purchasing for its own account or for the account of a QIB in a transaction meeting the requirements of Rule 144A under the Securities Act, (III) in an offshore transaction (as defined in Rule 902 under the Securities Act) meeting the requirements of Rule 904 of the Securities Act,
(IV) in a transaction meeting the requirements of Rule 144 under the Securities Act, (V) to an Accredited Institution that, prior to such transfer, furnishes the Trustee a signed letter containing certain representations and agreements relating to the registration of transfer of such Unit (the form of which may be obtained from the Trustee) and, if such transfer is in respect of an aggregate principal amount of Units less than $250,000, an opinion of counsel acceptable to the Issuers that such transfer is in compliance with the Securities Act, (VI) in accordance with another exemption from the registration requirements of the Securities Act (and based upon an opinion of counsel acceptable to the Issuers) or (VII) pursuant to an effective registration statement and, in each case, in accordance with the applicable securities laws of any State of the United States or any other applicable jurisdiction and (y) they will deliver to each person to whom such Units or an interest therein is transferred a notice substantially to the effect of the foregoing.

         (e) The Initial Purchaser and its affiliates or any person acting on its or their behalf have not engaged or will not engage in any directed selling efforts within the meaning of Regulation S with respect to the Units.

         (f) The Units offered and sold by the Initial Purchaser pursuant hereto in reliance on Regulation S have been and will be offered and sold only in offshore transactions.

         (g) The sale of the Units offered and sold by the Initial Purchaser pursuant hereto in reliance on Regulation S is not part of a plan or scheme to evade the registration provisions of the Securities Act.

         (h) With respect to Units to be sold pursuant to Regulation S of the Securities Act, the Initial Purchaser agrees that it has not offered or sold and will not offer or sell such Units in the United States or to, or for the benefit or account of, a U.S. Person (other than a distributor), in each case, as defined in Rule 902 under the Securities Act (i) as part of its distribution at any time and (ii) otherwise until 40 days after the later of the commencement of the offering of the Units pursuant hereto and the Closing Date, other than in accordance with Regulation S of the Securities Act or another exemption from the registration requirements of the Securities Act.

The Initial Purchaser agrees that, during such 40-day restricted period, it will not cause any advertisement with respect to the Units (including any "tombstone" advertisement) to be published in any newspaper or periodical or posted in any public sale and will not issue any circular relating to the Units, except such advertisements that are permitted by and which include the statements required by Regulation S.

         The Initial Purchaser acknowledges that the Issuers and, for purposes of the opinions to be delivered to the Initial Purchaser pursuant to Section 9 hereof, counsel to the Issuers and counsel to the Initial Purchaser will rely upon the accuracy and truth of the foregoing representations, and the Initial Purchaser hereby consents to such reliance.

         8. Indemnification. (a) As of the date hereof, the Issuers, and as of the Consummation, the Guarantors, agree, jointly and severally, to indemnify and hold harmless the Initial Purchaser, its directors, its officers and each person, if any, who controls the Initial Purchaser within the meaning of
Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities and judgments (including, without limitation, any legal or other expenses incurred in connection with investigating or defending any matter, including any action, that could give rise to any such losses, claims, damages, liabilities or judgments) caused by any untrue statement or alleged untrue statement of a material fact contained in the Offering Memorandum (or any amendment or supplement thereto), the Preliminary Offering Memorandum or any Rule 144A Information provided by the Issuers or any Guarantor to any holder or prospective purchaser of Units pursuant to Section 5(h) or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or judgments are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to the Initial Purchaser furnished in writing to the Issuers by the Initial Purchaser; provided, however, that the foregoing indemnity agreement with respect to any Preliminary Offering Memorandum shall not inure to the benefit of the Initial Purchaser if the Initial Purchaser fails to deliver an Offering Memorandum (as then amended or supplemented, provided by the Issuers to the Initial Purchaser in the requisite quantity and on a timely basis to permit proper delivery on or prior to the Closing Date) to the person asserting any losses, claims, damages and liabilities and judgments caused by any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Offering Memorandum, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such material misstatement or omission or alleged material misstatement or omission was cured in the Offering Memorandum.

         (b) The Initial Purchaser agrees to indemnify and hold harmless the Issuers and the Guarantors and their respective directors and officers and each person, if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) the Issuers or any Guarantor to the same extent as the foregoing indemnity from the Issuers and the Guarantors to the Initial Purchaser but only with reference to information relating to the Initial Purchaser furnished in writing to the Issuers by the Initial Purchaser expressly for use in the Preliminary Offering Memorandum or the Offering Memorandum.

         (c) In case any action shall be commenced involving any person in respect of which indemnity may be sought pursuant to Section 8(a) or 8(b) (the "Indemnified Party"), the Indemnified Party shall promptly notify the person against whom such indemnity may be sought (the "Indemnifying Party") in writing and the Indemnifying Party shall assume the defense of such action, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses of such counsel, as incurred (except that, in the case of any action in respect of which indemnity may be sought pursuant to both Sections 8(a) and 8(b), the Initial Purchaser shall not be required to assume the defense of such action pursuant to this Section 8(c), but may employ separate counsel and participate in the defense thereof, but the fees and expenses of such counsel, except as provided below, shall be at the expense of the Initial Purchaser). Any Indemnified Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the Indemnified Party unless (i) the employment of such counsel shall have been specifically authorized in writing by the Indemnifying Party,
(ii) the Indemnifying Party shall have failed to assume the defense of such action or employ counsel reasonably satisfactory to the Indemnified Party or
(iii) the named parties to any such action (including any impleaded parties) include both the Indemnified Party and the Indemnifying Party, and the Indemnified Party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Indemnifying Party (in which case the Indemnifying Party shall not have the right to assume the defense of such action on behalf of the Indemnified Party). In any such case, the Indemnifying Party shall not, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all Indemnified Parties and all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by Donaldson, Lufkin & Jenrette Securities Corporation, in the case of the parties indemnified pursuant to Section 8(a), and by the Issuers, in the case of parties indemnified pursuant to Section 8(b). The Indemnifying Party shall indemnify and hold harmless the Indemnified Party from and against any and all losses, claims, damages, liabilities and judgments by reason of any settlement of any action (i) effected with its written consent or (ii) effected without its written consent if the settlement is entered into more than twenty business days after the Indemnifying Party shall have received a request from the Indemnified Party for reimbursement for the fees and expenses of counsel (in any case where such fees and expenses are at the expense of the Indemnifying Party) and, prior to the date of such settlement, the Indemnifying Party shall have failed to comply with such reimbursement request. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened action in respect of which the Indemnified Party is or could have been a party and indemnity or contribution may be or could have been sought hereunder by the Indemnified Party, unless such settlement, compromise or judgment (i) includes an unconditional release of the Indemnified Party from all liability on claims that are or could have been the subject matter of such action and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of the Indemnified Party.

         (d) To the extent the indemnification provided for in this Section 8 is unavailable to an Indemnified Party or insufficient in respect of any losses, claims, damages, liabilities or judgments referred to therein, then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, liabilities and judgments (i) in such proportion as is appropriate to reflect the relative benefits received by the Issuers and the Guarantors, on the one hand, and the Initial Purchaser, on the other hand, from the offering of the Units or (ii) if the allocation provided by clause 8(d)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 8(d)(i) above but also the relative fault of the Issuers and the Guarantors, on the one hand, and the Initial Purchaser, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative benefits received by the Issuers and the Guarantors, on the one hand, and the Initial Purchaser, on the other hand, shall be deemed to be in the same proportion as the total net proceeds from the offering of the Units (after underwriting discounts and commissions, but before deducting expenses) received by the Issuers, and the total discounts and commissions received by the Initial Purchaser bear to the total price to investors of the Units, in each case, as set forth in the table on the cover page of the Offering Memorandum. The relative fault of the Issuers and the Guarantors, on the one hand, and the Initial Purchaser, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuers and the Guarantors, on the one hand, or the Initial Purchaser, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         The Issuers and the Guarantors, and the Initial Purchaser agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Party in connection with investigating or defending any matter, including any action, that could have given rise to such losses, claims, damages, liabilities or judgments. Notwithstanding the provisions of this Section 8, the Initial Purchaser shall not be required to contribute any amount in excess of the amount by which the total discounts and commissions received by the Initial Purchaser exceeds the amount of any damages which the Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         (e) The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Indemnified Party at law or in equity.

         9. Conditions of Initial Purchaser's Obligations. The obligations of the Initial Purchaser to purchase the Units under this Agreement are subject to the satisfaction of each of the following conditions:

         (a) All the representations and warranties of the Issuers and the Guarantors contained in this Agreement shall be true and correct on the Closing Date with the same force and effect as if made on and as of the Closing Date.

         (b) On or after the date hereof, (i) there shall not have occurred any downgrading, suspension or withdrawal of, nor shall any notice have been given of any potential or intended downgrading, suspension or withdrawal of, or of any review (or of any potential or intended review) for a possible change that does not indicate the direction of the possible change in, any rating of any Issuer or any Guarantor or any securities of any Issuer or any Guarantor (including, without limitation, the placing of any of the foregoing ratings on credit watch with negative or developing implications or under review with an uncertain direction) by any "nationally recognized statistical rating organization" (as such term is defined for purposes of Rule 436(g)(2) under the Securities Act), (ii) there shall not have occurred any change, nor shall any notice have been given of any potential or intended change, in the outlook for any rating of any Issuer or any Guarantor or any securities of any Issuer or any Guarantor by any such rating organization and (iii) no such rating organization shall have given notice that it has assigned (or is considering assigning) a lower rating to the Units than that on which the Units were marketed.

         (c) Since the respective dates as of which information is given in the Offering Memorandum other than as set forth in the Offering Memorandum (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), (i) there shall not have occurred any change or any development in the condition, financial or otherwise, or the earnings, business, management or operations of the Issuers and their subsidiaries, taken as a whole, (ii) there shall not have been any change or any development involving a prospective change in the capital stock or in the long-term debt of the Issuers or any of their subsidiaries and (iii) neither of the Issuers nor any of their subsidiaries shall have incurred any liability or obligation, direct or contingent, the effect of which, in any such case described in clause 9(c)(i), 9(c)(ii) or 9(c)(iii), in the judgment of the Initial Purchaser, is material and adverse and, in the judgment of the Initial Purchaser, makes it impracticable to market the Units on the terms and in the manner contemplated in the Offering Memorandum.

         (d) The Initial Purchaser shall have received on the Closing Date a certificate dated the Closing Date and after the Consummation, signed by the Chief Executive Officer, Chairman of the Board, President or a Vice President and the chief financial officer, principal accounting officer or equivalent financial officer responsible for the financial statements, of the Issuers and the Guarantors, confirming the matters set forth in Sections 9(a), 9(b) and 9(c) and stating that the Issuers and each Guarantor has complied with all the agreements and satisfied all of the conditions herein contained and required to be complied with or satisfied on or prior to the Closing Date.

         (e) The Initial Purchaser shall have received on the Closing Date a certificate dated the Closing Date and after the Consummation, signed by the Chief Executive Officer, Chairman of the Board, President or a Vice President and the chief financial officer, principal accounting officer or equivalent financial officer responsible for the financial statements, of the Issuers and the Guarantors, substantially in the form set forth in Exhibit B hereto.

         (f) The Initial Purchaser shall have received on the Closing Date an opinion (satisfactory to the Initial Purchaser and counsel for the Initial Purchaser), dated the Closing Date, of Davis Polk & Wardwell, counsel for the Issuers, to the effect that:

               (i) the execution and delivery of this Agreement, the Registration Rights Agreement, the Indenture and the Notes and compliance by the Issuers to the extent a party thereto, with the provisions thereof will not conflict with, constitute a default under or violate (i) any of the terms, conditions or provisions of the certificate of incorporation or bylaws of the Issuers, (ii) any of the terms, conditions or provisions of any Operative Document, and
         (iii) any New York, Delaware corporate, or federal law or regulation (other than federal and state securities or blue sky laws, as to which we express no opinion);

               (ii) no consent, approval, waiver, license or authorization or other action by or filing with any New York, Delaware corporate, or federal governmental authority is required in connection with the execution and delivery by the Issuers of this Agreement, the Registration Rights Agreement, the Warrant Agreement, the Warrant Registration Rights Agreement, the Indenture and the Securities or the consummation by the Issuers of their obligations thereunder, except for (i) the applicable requirements of federal and state securities or blue sky laws, as to which we express no opinion and
         (ii) those already obtained and which are in full force and effect;

               (iii) the Series A Notes have been duly authorized by the Company and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchaser in accordance with the terms of this Agreement, will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as (x) the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance or similar laws affecting creditors' rights generally, (y) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability and (z) to the extent that a waiver of rights under any usury or stay law may be unenforceable; we express no opinion, however, as to the applicability

         (and, if applicable, the effect) of Section 548 of the United States Bankruptcy Code or any comparable provision of state law to the questions addressed above or on the conclusions expressed with respect thereto;

               (iv) the Warrants have been duly authorized by Holdings and, on the Closing Date, when countersigned by the Warrant Agent and issued and delivered in accordance with the terms of this Agreement and the Warrant Agreement, the Warrants will be the valid and binding obligations of Holdings, enforceable against Holdings in accordance with their terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability;

               (v) the Warrant Shares have been duly and validly authorized for issuance by Holdings, and when issued and delivered upon payment of the exercise price pursuant to the terms of the Warrants and the Warrant Agreement will be fully paid and nonassessable and will not be subject to any preemptive or similar statutory rights;

               (vi) the Indenture has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as (x) the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance or similar laws affecting creditors' rights generally, (y) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability and (z) to the extent that a waiver of rights under any usury or stay law may be unenforceable; we express no opinion, however, as to the applicability (and, if applicable, the effect) of Section 548 of the United States Bankruptcy Code or any comparable provision of state law to the questions addressed above or on the conclusions expressed with respect thereto;

               (vii) this Agreement has been duly authorized, executed and delivered by the Issuers;

               (viii) the Registration Rights Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as (x) the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance or similar laws affecting creditors' rights generally, (y) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability and (z) as rights to indemnity and contribution thereunder may be limited by applicable law;

               (ix) the Series B Notes have been duly authorized by the Company;

               (x) the Warrant Agreement has been duly and validly authorized, executed and delivered by Holdings and is a valid and binding agreement of Holdings, enforceable against Holdings in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability;

               (xi) the Warrant Registration Rights Agreement has been duly and validly authorized, executed and delivered by Holdings and is a valid and binding agreement of Holdings, enforceable against Holdings in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally, (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability and (iii) as rights to indemnity and contribution thereunder may be limited by applicable law;

               (xii) the statements under the captions "Certain Relationships and Related Party Transactions--the Recapitalization--Investors Agreement," "Description of New Credit Facility," "Description of Units," "Description of Notes," "Description of Warrants," and "Plan of Distribution" in the Offering Memorandum, insofar as such statements constitute a summary of legal matters or documents referred to therein, fairly summarize in all material respects the legal matters or documents referred to therein;

               (xiii) the Indenture complies as to form in all material respects with the requirements of the TIA, and the rules and regulations of the Commission applicable to an indenture which is qualified thereunder; and

               (xiv) it is not necessary in connection with the offer, sale and delivery of the Units to the Initial Purchaser in the manner contemplated by this Agreement or in connection with the initial placement of the Units by the Initial Purchaser in the manner contemplated by the Offering Memorandum pursuant to Exempt Resales to qualify the Indenture under the TIA, and no registration under the Securities Act of the Units is required for the sale of the Units to the Initial Purchaser as contemplated by this Agreement or for the initial placement of the Units by the Initial Purchaser in the manner contemplated by the Offering Memorandum pursuant to Exempt Resales assuming that (i) the Initial Purchaser is a QIB or a Regulation S Purchaser, (ii) the accuracy of, and compliance with, the Initial Purchaser's representations and agreements contained in Section 7 of this Agreement, and (iii) the accuracy of the agreements and representations of the Issuers set forth in Sections 5(h) and (m) and 6(hh), (ii), (jj), (kk), (ll), (mm) and (oo) of this Agreement. Such counsel may state that it expresses no opinion as to any other offer or resale.

         In addition, such counsel shall state that it has participated in the preparation of the Offering Memorandum and any amendments or supplements thereto, if applicable, and that although such counsel has not independently verified the accuracy, completeness or fairness of the statements contained therein, no facts have come to such counsel's attention to cause it to believe that, as of the date of the Offering Memorandum or as of the Closing Date, the Offering Memorandum, as amended or supplemented, if applicable (except for the financial statements and other financial or statistical data included therein or omitted therefrom, as to which such counsel need not express any belief) contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         The opinion of Davis Polk & Wardwell described in this Section 9(f) shall be rendered to the Initial Purchaser at the request of the Issuers and shall so state therein.

(g) The Initial Purchaser shall have received on the Closing Date an opinion (satisfactory to the Initial Purchaser and counsel for the Initial Purchaser), dated the Closing Date, of Dennis R. Shaughnessy, Esq., general counsel for the Issuer, to the effect that:

               (i) each of the Issuers is a corporation duly formed, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as described in the Offering

         Memorandum. Each of the Issuers is duly qualified to transact business and is in good standing as a foreign corporation in each jurisdiction where the character of its activities requires such qualification, except where the failure of the Issuers to be so qualified would not have a Material Adverse Effect;

               (ii) the execution and delivery of this Agreement, the Registration Rights Agreement, the Warrant Agreement, the Warrant Registration Rights Agreement, the Indenture and the Securities and compliance by the Issuers to the extent a party thereto, with the provisions thereof will not conflict with, constitute a default under or violate (i) any of the terms, conditions or provisions of the certificate of incorporation or bylaws of the Issuers, (ii) any of the terms, conditions or provisions of any document, agreement or other instrument set forth on Exhibit C attached hereto, (iii) any Delaware corporate, or federal law or regulation (other than federal and state securities or blue sky laws, as to which such counsel expresses no opinion), and (iii) any judgment, writ, injunction, decree, order or ruling of any court or governmental authority binding on the Issuers or any of their subsidiaries, except as disclosed in the Offering Memorandum;

               (iii) to such counsel's knowledge, there is no material document, agreement or other instrument that will remain in effect after the issuance of the Securities to which any Issuer is a party (other than the Registration Rights Agreement and the Warrant Registration Rights Agreement) granting any person the right to require the Issuers to file a registration statement under the Securities Act with respect to any securities of the Issuers or to require the Issuers to include such securities with the Units registered pursuant to any Registration Statement;

               (iv) the Issuers are not and, after giving effect to the offering and sale of the Units in accordance with the terms of this Agreement and the application of the net proceeds thereof as described in the Offering Memorandum under the captions "Use of Proceeds," will not be, an "investment company" within the meaning of the Investment Company Act of 1940, as amended;

               (v) to such counsel's knowledge, (a) neither of the Issuers nor any of their domestic subsidiaries is in violation of its respective organizational documents, (b) neither of the Issuers nor any of their subsidiaries is in default in the performance of any obligation, agreement, covenant or condition contained in any material document, agreement or other instrument to which the Issuers or any of their subsidiaries is a party or by which any of them or their respective property is bound, in each case except where such violation or default would not have a Material Adverse Effect; and

               (vi) the statements under the captions "Certain Relationships and Related Party Transactions" in the Offering Memorandum, insofar as such statements constitute a summary of the legal matters or documents referred to therein, fairly present in all material respects such legal matters, or documents.

         The opinion of Dennis R. Shaughnessy, Esq. described in this Section 9(g) shall be rendered to the Initial Purchaser at the request of the Issuers and shall so state therein.

         (h) The Initial Purchaser shall have received, at the Closing Date, an opinion, dated the Closing Date, of Latham & Watkins, counsel for the Initial Purchaser, in form and substance satisfactory to the Initial Purchaser.

         (i) The Initial Purchaser shall have received, at the time this Agreement is executed and at the Closing Date, letters dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to the Initial Purchaser from PricewaterhouseCoopers LLP, independent public accountants, containing the information and statements of the type ordinarily included in accountants' "comfort letters" with respect to the financial statements and certain financial information contained in the Offering Memorandum.

         (j) The Securities shall have been approved by the NASD for trading and duly listed in PORTAL.

         (k) The Initial Purchaser shall have received a counterpart, conformed as executed, of the Indenture which shall have been entered into by the Company, the Guarantors and the Trustee.

         (l) The Company shall have executed the Registration Rights Agreement and the Initial Purchaser shall have received an original copy thereof, duly executed by the Company and the Guarantors.

         (m) The Issuers and the Guarantors shall have executed this Agreement and the Initial Purchaser shall have received an original copy thereof, duly executed by the Issuers and the Guarantors.

         (n) Holdings shall have executed the Warrant Agreement and the Warrant Registration Rights Agreement and the Initial Purchaser shall have received counterparts, conformed as executed thereof.

         (o) Neither of the Issuers nor the Guarantors shall have failed at or prior to the Closing Date to perform or comply with any of the agreements herein contained and required to be performed or complied with by the Issuers or the Guarantors at or prior to the Closing Date.

         10. Effectiveness of Agreement and Termination. This Agreement shall become effective upon the execution and delivery of this Agreement by the parties hereto other than the Sierra Entities.

         This Agreement may be terminated at any time on or prior to the Closing Date by the Initial Purchaser by written notice to the Issuers if any of the following has occurred: (i) any outbreak or escalation of hostilities or other national or international calamity or crisis or change in economic conditions or in the financial markets of the United States or elsewhere that, in the Initial Purchaser's judgment, is material and adverse and, in the Initial Purchaser's judgment, makes it impracticable to market the Units on the terms and in the manner contemplated in the Offering Memorandum, (ii) the suspension or material limitation of trading in securities or other instruments on the New York Stock Exchange, the American Stock Exchange, the Chicago Board of Options Exchange, the Chicago Mercantile Exchange, the Chicago Board of Trade or the Nasdaq National Market or limitation on prices for securities or other instruments on any such exchange or the Nasdaq National Market, (iii) the suspension of trading of any securities of the Issuers or any Guarantor on any exchange or in the over-the-counter market,
(iv) the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority which, in the Initial Purchaser's opinion, materially and adversely affects, or will materially and adversely affect, the business, prospects, financial condition or results of operations of the Issuers and their subsidiaries, taken as a whole, (v) the declaration of a banking moratorium by either federal or New York State authorities or (vi) the taking of any action by any federal, state or local government or agency in respect of its monetary or fiscal affairs which, in the Initial Purchaser's opinion, has a material adverse effect on the financial markets in the United States.

         11. Initial Purchaser's Information.

         The Issuers and the Initial Purchaser acknowledge and agree for all purposes under this Agreement that the statements with respect to the offering of the Notes set forth in the stabilization language in the first paragraph of page (i); and the first sentence of the third paragraph, the fourth sentence of the sixth paragraph and the eighth paragraph under the caption "Plan of Distribution" in such Offering Memorandum constitute the only information furnished to the Issuers in writing by the Initial Purchaser expressly for use in the Offering Memorandum.

         12. Miscellaneous. Notices given pursuant to any provision of this Agreement shall be addressed as follows: (i) if to the Issuers or any Guarantor, at 251 Ballardvale Street, Wilmington, Massachusetts 01887, Telecopier No.: 978-694-9504, and (ii) if to the Initial Purchaser, to Donaldson, Lufkin & Jenrette Securities Corporation, 277 Park Avenue, New York, New York 10172, Attention: Syndicate Department, or in any case to such other address as the person to be notified may have requested in writing.

         The respective indemnities, contribution agreements, representations, warranties and other statements of the Issuers, the Guarantors and the Initial Purchaser set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, and will survive delivery of and payment for the Units, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of the Initial Purchaser, the officers or directors of the Initial Purchaser, any person controlling the Initial Purchaser, the Issuers, any Guarantor, the officers or directors of the Issuers or any Guarantor, or any person controlling the Issuers or any Guarantor, (ii) acceptance of the Units and payment for them hereunder and
(iii) termination of this Agreement.

         If for any reason the Units are not delivered by or on behalf of the Issuers as provided herein (other than as a result of any termination of this Agreement pursuant to Section 10), the Issuers and the Guarantors, jointly and severally, agree to reimburse the Initial Purchaser for all out-of-pocket expenses (including the fees and disbursements of counsel) incurred by them (provided that the Sierra Entities shall not be responsible for any of the fees and expenses described in this paragraph unless and until the Consummation). Notwithstanding any termination of this Agreement, the Issuers shall be liable for all expenses which they have agreed to pay pursuant to
Section 5(i) hereof. The Issuers and each Guarantor also agree, jointly and severally, to reimburse the Initial Purchaser and its officers, directors and each person, if any, who controls such Initial Purchaser within the meaning of
Section 15 of the Securities Act or Section 20 of the Exchange Act for any and all fees and expenses (including without limitation the fees and expenses of counsel) incurred by them in connection with enforcing their rights under this Agreement (including without limitation their rights under Section 8).

         Except as otherwise provided, this Agreement has been and is made solely for the benefit of and shall be binding upon the Issuers, the Guarantors, the Initial Purchaser, the Initial Purchaser's directors and officers, any controlling persons of the Initial Purchaser referred to herein, the directors and officers of the Issuers and the Guarantors, any controlling persons of the Issuers or the Guarantors referred to herein and their respective successors and assigns, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include a purchaser of any of the Units from the Initial Purchaser merely because of such purchase.

         This Agreement shall be governed and construed in accordance with the internal laws of the State of New York.

         This Agreement may be signed in various counterparts which together shall constitute one and the same instrument.

         Please confirm that the foregoing correctly sets forth the agreement among the Issuers, the Guarantors and the Initial Purchaser.

                                       Very truly yours,

                                       CHARLES RIVER LABORATORIES, INC.


                                       By:_____________________________________
                                          Name:
                                          Title:


                                       CHARLES RIVER LABORATORIES HOLDINGS, INC.


                                       By:_____________________________________
                                          Name:
                                          Title:


DONALDSON, LUFKIN & JENRETTE
   SECURITIES CORPORATION


By:__________________________________
   Name:
   Title:


Accepted as of the consummation of the
Sierra Acquisition by SBI Holdings, Inc.,
Sierra Biomedical, Inc. and Sierra
Biomedical San Diego, Inc., each a
Guarantor, it being understood that the
provisions applicable hereto and binding on the Guarantors are only effective immediately upon the consummation of the Sierra Acquisition:


SBI HOLDINGS, INC.


By:_________________________________
   Name:
   Title:


SIERRA BIOMEDICAL, INC.


By:_________________________________
   Name:
   Title:


SIERRA BIOMEDICAL SAN DIEGO, INC.


By:_________________________________
   Name:
   Title:

                                  SCHEDULE A

                                 Subsidiaries

                                                             State/Country of
                 Name                                        Incorporation


SBI Holdings, Inc. (simultaneously upon consummation of      Nevada
the Sierra Acquisition)

Sierra Biomedical, Inc. (simultaneously upon consummation    Nevada
of the Sierra Acquisition)

Sierra Biomedical San Diego, Inc. (simultaneously upon       California
consummation of the Sierra Acquisition)

I.F.F.A. Credo                                               France

S.A. Iffa Credo Belgium                                      Belgium

Endosafe Amilabo S.A.                                        France

CRIFFA                                                       Spain

Charles River France, S.A.                                   France

Charles River WIGA (Deutschland) GmbH                        Germany

Elavages de Scientific Des Dombes S.A.                       France

Charles River Italia, S.p.A.                                 Italy

Charles River Japan, Inc.                                    Japan

Charles River U.K. Limited                                   England

Shamrock (Great Britain) Limited                             England

Charles River Endosafe Limited                               England

Charles River Europe GmbH                                    Germany

Charles River Anlab spol.s.r.o.                              Czech Republic

Charles River Consulting GmbH                                Germany

Charles River Sweden AB                                      Sweden

Charles River Hungary                                        Hungary

ALPES SA                                                     Mexico

Spafas Jinan Poultry Company, Ltd.                           China

Zhanjiang A&C Biological Ltd.                                China

SPAFAS Australia Pty. Ltd.                                   Australia

Charles River Canada Corporation                             Canada

                                  EXHIBIT A

                     Form of Registration Rights Agreement

                                   EXHIBIT B

                             Company's Certificate

         Charles River Laboratories, Inc., a Delaware corporation (the "Company") and Charles River Laboratories Holdings, Inc., a Delaware corporation ("Holdings"), hereby certify through their Chief Executive Officer, Chairman of the Board, President or a Vice President and the chief financial officer, principal accounting officer or equivalent financial officer responsible for the financial statements, pursuant to Section 9(e) of the Purchase Agreement dated September 23, 1999, between the Company, Holdings, the Guarantors that are a party thereto and Donaldson, Lufkin & Jenrette Securities Corporation, as follows:

         1. Attached hereto is a schedule listing the assumptions used by the Company and Holdings in preparing the Company's and Holdings' calculation of Adjusted EBITDA, which equals EBITDA plus restructuring charges, dividends received or receivable from equity investments, Charles River non-cash compensation, Sierra non-cash compensation, non-recurring transaction expenses and expected cost savings, as set forth in the Offering Memorandum. Management of the Company and Holdings believes that such assumptions are reasonable.

         Capitalized terms used herein but not otherwise defined shall have their respective meanings set forth in the Purchase Agreement.

         In witness whereof, the Company and Holdings, through the undersigned, have executed this certificate this 29th day of September, 1999.

                       CHARLES RIVER LABORATORIES, INC.


                                       By:_____________________________________
                                          Name:
                                          Title:


                                       By:_____________________________________
                                          Name:
                                          Title:

                                       CHARLES RIVER LABORATORIES HOLDINGS, INC.


                                       By:_____________________________________
                                          Name:
                                          Title:


                                       By:_____________________________________
                                          Name:
                                          Title:

                                   EXHIBIT C

The following is a list of "Material Contracts," as required under Item 601(10) of Regulation S-K of the Exchange Act:

1. Credit Agreement, dated September 29, 1999 among Charles River Laboratories, Inc. and DLJ Capital Funding, Inc.

2. Recapitalization Agreement, dated July 25, 1999, by and among Bausch & Lomb Incorporated ("Bausch & Lomb"), certain subsidiaries of Bausch & Lomb, CRL Acquisition LLC, and DLJ Merchant Banking Partners II, L.P.

3. Joint Venture Agreement between Ajinomoto Co., Inc. and Charles River Breeding Laboratories, Inc. dated June 24, 1981, and ancillary agreements, amendments and addendums. June 15, 1987 Amendment Agreement, Amending the Joint Venture Agreement. January 17, 1994 Letter Amendment of Joint Venture Agreement. August 30, 1996 Addendum to the Joint Venture Agreement.

4. Merck Primate Supply Agreement between Merck & Co., Inc. and Charles River Laboratories, Inc. dated September 30, 1994.

5. License and Technical Assistance Agreement CRL Breeding Labs and Ajinomoto Co., Inc. Amendment Agreement, dated March 24, 1978.

6. Joint Venture Contract relating to setting up of Zhanjiang A&L Biological Ltd. between Zhanjiang Scientific and Technical Service Centre and Charles River Laboratories, Inc. dated March 8, 1997.

7. Technology License Contract between Charles River Laboratories ("Licensor") and Zhanjiang A&C Biological Ltd. ("Licensee") dated September 1, 1997.

8. Joint venture and stock purchase agreement (unsigned) between SPAFAS, Incorporated and Miguel Romero Sanchez, Margarita Berta, Martinez del Sobral of Campa, Socorro Romero Sanchez, Luisa Romero Martinez del Sobrae and Alejandro Romero Martinez del Sobral and Aves Libres de Patogenos Especificies, S.A. dated August 15, 1996.

9. Award/Contract between National Institute on Drug Abuse and Charles River Laboratories dated July 1, 1997.

10. FCRDC Contract between National Cancer Institute Research Contracts Branch Frederick Cancer Research and Development Center (NCI-FCRDC) and Charles River Laboratories, Inc. dated September 26, 1994.

11. Strategic Partnership Agreement between Multicase, Inc. and Charles River Laboratories, Inc. dated January 1, 1999.

12. Ground Lease between HIC Associates (Lessor) and Charles River Laboratories, Inc. (Lessee) dated June 5, 1992; Real Estate Lease between Charles River Laboratories, Inc. (Landlord) and Charles River Partners L.P. (Tenant) dated December 22, 1993; and Assignment and Assumption Agreement between Charles River Partners, L.P. (Assignor) and Wilmington Partners L.P. (Assignees) dated December 22, 1993.

13. Lease between Kenneth J. and Vivianne Pickren and East Acres Farm, Inc. (collectively, Landlord) and Charles River Laboratories, Inc. (Tenant) dated November 30, 1994; Notice of Lease between Kenneth J. and Vivianne Pickren and East Acres Farm, Inc. (collectively, Landlord) and Charles River Laboratories, Inc. (Tenant) filed in the office of the Worchester Registry of Deeds on December 16, 1994 in Book 16772, page 34.

14. Agreement of Lease between Rouse & Associates-Philadelphia (Landlord) and Tektagen, Inc. (Tenant) dated May 19, 1987; First Amendment to Lease between Rouse & Associates-Philadelphia Limited Partnership (Landlord) and Tektagen, Inc. (Tenant) dated November 21, 1989 (changes renewal notice requirement); Third Amendment to Lease between PBP Realty Partnership (Landlord) and Bionetics Corporation, successor in interest to Ketron, Inc. (Tenant) dated April 14, 1994 (increases space); Fourth Amendment to Lease between PBP Realty Partnership (Landlord) and Tektagen, Inc. (Tenant) dated April 1994 (increases space, extends term and includes additional renewal options); Fifth Amendment to Lease between PBP Realty Partnership (Landlord) and Tektagen, Inc. (Tenant) dated August 1, 1997.
     (extends term to 7/31/02 and gives one 5 year renewal option).

15. Lease Agreement between Wappoo Partners (Landlord) and Endosafe (Tenant) dated February 28, 1993; and Assignment and Assumption of Lease Agreement between Charles River Laboratories, Inc. (Acquiror) and Endosafe, Inc. (Exchangor) dated January 27, 1994.

16. Amended and Restated Distribution Agreement between Charles River BRF, Inc. Charles River Laboratories, Inc., Bioculture Mauritius Ltd. and Mary Ann and Owen Griffiths, dated December 23, 1997.

17. Supply Agreement for non-human primates among Sierra Biomedical, Inc. and Scientific Resources International, Ltd., dated March 18, 1997.